                                 SCHEDULE 14A
                                (RULE 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [ ]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [X] Preliminary proxy statement

    [ ] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       Midwest Federal Financial Corp.
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


                       Midwest Federal Financial Corp.
-------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

    [ ] $500 per each party to the controversy pursuant to Exchange Act Rule
        14a-6(i)(3).

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:


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    (2) Aggregate number of securities to which transactions applies:


--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)


--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

--------------------------------------------------------------------------------

    (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

    (3) Filing party:

--------------------------------------------------------------------------------

    (4) Date filed:

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----------------------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

March 21, 1997

Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Midwest Federal Financial Corp. to be held at its main office, 1159 Eighth Street, Baraboo, Wisconsin, on Thursday, April 24, 1997, at 3:00 p.m., Central Time.

         The attached Notice of Annual Meeting of Stockholders and Proxy Statement describes the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Corporation. Directors and officers of the Corporation will be present to respond to any appropriate questions stockholders may have.

         To ensure proper representation of your shares at the Annual Meeting, please sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope as soon as possible even if you currently plan to attend the meeting. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

Sincerely,



Gary E. Wegner
President and CEO

                        MIDWEST FEDERAL FINANCIAL CORP.
                               1159 EIGHTH STREET
                                  P.O. BOX 450
                         BARABOO, WISCONSIN  53913-0450
                                 (608) 356-7771

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 24, 1997

         NOTICE IS HEREBY GIVEN, that the Annual Meeting of Stockholders ("Meeting") of Midwest Federal Financial Corp. ("Corporation") will be held at the main office of the Corporation, 1159 Eighth Street, Baraboo, Wisconsin, on Thursday, April 24, 1997, at 3:00 p.m., Central Time.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

                 1.       The election of two directors of the Corporation;

                 2. To approve an amendment to the Corporation's Articles of Incorporation to increase the number of authorized shares of Common Stock from 3,000,000 to 9,000,000.

                 3. Such other matters as may properly come before the Meeting or any adjournments thereof.

         NOTE:   The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Corporation's Bylaws, the Board of Directors has fixed the close of business on February 28, 1997, as the record date for the determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

         You are requested to complete and sign the enclosed form of Proxy which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend the Meeting and vote in person.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              NANCY L. BILZ
                                              SECRETARY

Baraboo, Wisconsin
March 21, 1997

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                PROXY STATEMENT
                                       OF
                        MIDWEST FEDERAL FINANCIAL CORP.
                               1159 EIGHTH STREET
                                  P.O. BOX 450
                         BARABOO, WISCONSIN  53913-0450
                                 (608) 356-7771

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 24, 1997

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Midwest Federal Financial Corp. ("Midwest Federal" or "Corporation") to be used at the Annual Meeting of Stockholders ("Meeting") of the Corporation. The Meeting will be held at the Corporation's main office, 1159 Eighth Street, Baraboo, Wisconsin, on Thursday, April 24, 1997, at 3:00 p.m., Central Time. The accompanying Notice of Meeting and this Proxy Statement are being first mailed to stockholders on or about March 21, 1997.

                             REVOCATION OF PROXIES

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Corporation at 1159 Eighth Street, P.O. Box 450, Baraboo, Wisconsin 53913-0450, or the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of Midwest Federal will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for directors set forth below.


                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         Stockholders of record as of the close of business on February 28, 1997, are entitled to one vote for each share of common stock of the Corporation ("Common Stock") then held. Stockholders are not permitted to cumulate their votes for the election of directors. As of February 28, 1997, the Corporation had 1,621,629 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of the holders of at least a majority of such issued and outstanding shares shall constitute a quorum at the Meeting.

         Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based upon such reports the following table sets forth, as of February 28, 1997, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Management knows of no persons other than those set forth below who owned more than 5% of the outstanding shares of Common Stock at February 28, 1997. See "Proposal I -- Election of Directors" for information regarding beneficial ownership of Common Stock by the directors and nominees for director, the executive officer named in the Summary Compensation Table and all directors and executive officers as a group.

              Name and                      Amount and Nature                 Percent of
             Address of                       of Beneficial                  Common Stock
          Beneficial Owner                      Ownership                     Outstanding
          ----------------                      ---------                     -----------
Baraboo Federal
Bank, FSB Employee                              193,578                         11.94%
Stock Ownership
Plan Trust (1)
1159 Eighth Street
P.O. Box 450
Baraboo, WI 53913

Joyce Weigel                                    100,000                          6.17%
5387 Mariner's Cove Drive
Unit 309
Madison, WI 53704


(1) The Baraboo Federal Bank, FSB ("Bank") Employee Stock Ownership Plan ("ESOP") purchased 207,000 shares of the Common Stock for the exclusive benefit of participating employees with funds borrowed from the Corporation in connection with the Bank's conversion from mutual to stock form ("Conversion"). ESOP shares are held in a suspense account for allocation among participants on the basis of compensation as the loan is repaid. A committee appointed by the Board of Directors of the Corporation ("ESOP Committee") administers the ESOP. The ESOP Committee is composed of Gary E. Wegner, Dean Carter and Beverly Shook. The Board of Directors has appointed Gary E. Wegner as trustee for the ESOP ("ESOP Trustee"). The Board of Directors may instruct the ESOP Trustee regarding investments of funds contributed to the ESOP. The ESOP Trustee must vote all allocated shares held in the ESOP according to the instructions of the participating employees. Unallocated shares will be voted by the ESOP Trustee as directed by the ESOP Committee. As of February 28, 1997, 98,691 shares held by the ESOP were allocated to participants' accounts.


                    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

         The Corporation's Board of Directors is composed of seven members.
The Corporation's Bylaws provide that Directors are to be elected for terms of three years, approximately one-third of whom are elected annually. Two directors will be elected at the Meeting to serve for a three- year period or until their respective successors have been elected and qualified. The Nominating Committee has nominated for election as directors George F. McArthur and Robert J. Schwarz. The nominees are current members of the Boards of Directors of the Corporation and the Bank. Each director of the Corporation is also a director of the Bank.

         If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend or the Board of Directors may amend the Bylaws and reduce the size of the Board. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

         The nominees must be elected by a plurality of the votes eligible to be cast at the Meeting, provided that a quorum is present.

         The following table sets forth as to each nominee for election as a director, and as to each director continuing in office, his name, age and principal occupation or occupations for the past five years, the year in which he was first elected as a director and the year in which his current term as a director expires.

                                                                                                Year
                                                                                                First          Year
                                                                                               Elected         Term
              Name                Age(1)            Principal Occupation                    Director (2)      Expires
              ----                ------            --------------------                    ------------      -------
                                                   NOMINEES FOR DIRECTOR
 George F. McArthur                 66      Chairman of the Board of the Corporation            1967           1997
                                            and Bank; Vice President of McArthur
                                            Towels, Inc., Baraboo, Wisconsin

 Robert J. Schwarz                  60      Vice Chairman of the Board of the                   1975           1997
                                            Corporation and Bank; retired as a
                                            principal in Schwarz Insurance Agency,
                                            Prairie du Sac, Wisconsin


                                               DIRECTORS CONTINUING IN OFFICE

 Gary E. Wegner                     47      President and Chief Executive Officer of            1988           1998
                                            the Corporation and Bank
 Albert R. Dippel                   67      Retired as principal in Fishkin, Dippel &           1979           1998
                                            Horman, Baraboo, Wisconsin, a public
                                            accounting firm

 Dr. James D. Mathers               44      Private practitioner with Medical                   1992           1998
                                            Associates, S.C., Baraboo, Wisconsin

 David M. Gunderson                 47      President of Gunderson Construction Co.,            1990           1999
                                            Inc., Portage, Wisconsin
 John D. Jenks                      64      President and Chief Executive Officer of            1978           1999
                                            Equity Cooperative Livestock Sales,
                                            Baraboo, Wisconsin

----------------------
(1)      At December 31, 1996.
(2)      Includes prior service on the Board of Directors of the Bank.

                       SECURITIES OWNERSHIP OF MANAGEMENT


         The following table sets forth, as of February 28, 1997, the number of shares of Common stock beneficially owned by each director and nominee for director, the executive officer named in the Summary Compensation Table, and all directors and executive officers of the Corporation as a group. The address of each of the persons named in the following table is: c/o Midwest Federal Financial Corp., 1159 Eighth Street, P.O. Box 450, Baraboo, Wisconsin 53913-0450.


                                               Shares of Common Stock
                                                Beneficially Owned at
                 Name                           February 28, 1997 (1)                     Percent of Class
                 ----                           ---------------------                     ----------------
 George F. McArthur                                    47,945                                  2.96%
 Chairman of the Board

 Robert J. Schwarz                                     49,770                                  3.07%
 Vice Chairman of the Board

 Gary E. Wegner                                        94,097                                  5.80%
 President and Chief Executive
 Officer and Director
 Albert R. Dippel                                      36,750                                  2.27%
 Director

 David M. Gunderson                                    40,038                                  2.47%
 Director
 John D. Jenks                                         22,300                                  1.38%
 Director

 Dr. James D. Mathers                                  18,925                                  1.17%
 Director

 All directors and executive                          412,780                                 25.45%
 officers as a group (19 persons)

-------------------------
(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), a person is deemed to be the beneficial owner of shares if he has or shares voting or investment power with respect thereto. The table, therefore, includes shares owned by spouses and other immediate family members, shares held in retirement accounts or funds or in trust for the benefit of the named individuals, and shares over which the named individuals otherwise have or share voting or investment power. In accordance with Rule 13d- 3, this table also includes 126,826 shares of Common Stock that are subject to outstanding stock options exercisable within 60 days of February 28, 1997; those shares are beneficially owned by the named individuals and all other executive officers as a group as follows: Mr. McArthur - 8,850, Mr. Schwarz - 13,350, Mr. Wegner - 14,250, Mr. Dippel - 10,350, Mr. Gunderson -10,350, Mr. Jenks - 13,350, Mr. Mathers - 8,175, and all other executive officers as a group - 48,151.

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Boards of Directors of the Corporation and Bank conduct their business through meetings and committees of the Boards. During the fiscal year ended December 31, 1996, the Board of Directors of the Corporation held 12 meetings and the Board of Directors of the Bank held 12 meetings. No director of the Corporation or the Bank attended fewer than 75% of the total meetings of the Boards and committee, on which he served during this period.

         The Audit Committee, consisting of Directors Gunderson, Jenks,
Mathers, and Schwarz,   reviews the Bank's budget and audit performance and
meets with the Bank's auditors. This Committee also oversees and monitors the Bank's system of internal controls by, among other things, monitoring and reviewing regulatory reports and the Internal Audit Department activities. This Committee met once during the year ended December 31, 1996.

         The Compensation Committee, consisting of Directors, Jenks, Schwarz, McArthur, and Wegner, presents its recommendations to the Board of Directors which reviews and adjusts compensation paid to the Bank's executive officers. This committee also reviews the Bank's personnel budget and fringe benefit policy. The recommendations of the Compensation Committee are presented to the Board of Directors annually. This Committee met once during the year ended December 31, 1996.

         The Corporation's Bylaws provide that the Board of Directors shall act as a nominating committee for selecting the management nominees for election as directors. The Bylaws also provide that no nominations for directors, except those made by the nominating committee, will be voted upon at the annual meeting unless other nominations by stockholders are made in writing and delivered to the Secretary of the Corporation in accordance with the provisions of the Corporation's Certificate of Incorporation. The Certificate of Incorporation provides that notice of a stockholder's intent to make a nomination for director at the meeting ("stockholder notice") must be given not less than 30 days nor more than 60 days prior to the meeting; provided, however, that if less than 31 days notice of the meeting is given to stockholders by the Corporation, a stockholder notice shall be delivered or mailed, as prescribed, to the Secretary of the Corporation not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. If properly made, such nominations will be considered by stockholders at the meeting. The Board of Directors of the Corporation met once in its capacity as the nominating committee during the fiscal year ended December 31, 1996.

                             DIRECTOR COMPENSATION

        Members of the Board of Directors of the Bank receive $775 for each monthly Board meeting attended. The Chairman of the Board of the Bank receives $800 for each monthly meeting attended. Members of the Board of Directors of the Corporation receive $100 for each board meeting attended. Total fees paid to directors during the fiscal year ended December 31, 1996, were $83,100. No additional fees are paid for service on committees of the Board of the Bank or the Corporation.

         Directors Deferred Compensation Plan. Directors may elect to defer the directors' fees paid to them by the Bank and the Corporation until retirement with no income tax payable by the director until retirement benefits are received. This alternative is made available to them through a deferred compensation plan for directors adopted by the Bank in 1980.

         If a participating director's service as a director is terminated on or after he has attained the age of 55, the Bank shall pay an amount equal to the fair market value of the assets in his account to him or his heirs in a lump sum or over a period of ten years with one- tenth of the principal plus all interest earned on the account since the date of the last payment payable each year. The payments begin in the first year following termination. The estimated liability under the agreement is accrued as earned by the director. The plan contains certain hardship withdrawal provisions. The plan also permits employees to participate in the plan at the discretion of the Board of Directors; however, no employees other than Gary E. Wegner are currently participating in the plan.

                             EXECUTIVE COMPENSATION

        SUMMARY COMPENSATION INFORMATION. The following table sets forth compensation information for the fiscal years 1994 through 1996 with respect to the Corporation's President and Chief Executive Officer and to the Bank's next highest paid officer whose compensation salary exceeded $100,000. The amounts reflected in the table were paid by the Bank for services rendered to the Bank. Officers of the Corporation do not receive any additional compensation for serving in such capacities.


                           SUMMARY COMPENSATION TABLE

                                                                              LONG-TERM
                                         ANNUAL COMPENSATION                COMPENSATION
                                  -----------------------------------     -----------------
                                                                             SECURITIES
      NAME AND                                            OTHER ANNUAL       UNDERLYING          ALL OTHER
      PRINCIPAL                   SALARY       BONUS      COMPENSATION          STOCK          COMPENSATION
       POSITION        YEAR        ($)          ($)             ($) (1)      OPTIONS(#)             ($)
     -----------       ----      -------      -------    ---------------     ----------      ----------------
 Gary E. Wegner       1996       101,000       25,400        10,500             -----           60,455 (2)
   President and      1995        91,850       13,750         9,825             1,500            7,381 (3)
   Chief Executive    1994        83,500       10,000         8,700             -----            6,975 (4)
   Officer

 Melvin Bindl         1996       106,325       -----          -----             -----              419 (5)
  Sr. Vice            1995        -----        -----          -----             -----            9,500 (6)
 President

--------------------
(1)     Director fees
(2) This number represents $2,614 in 401(k) contributions, $57,165 in employee stock ownership contribution, and $676 for insurance premiums paid by the bank.
(3) This number represents $2,174 in 401(k) contributions, $4,662 in employee stock ownership contribution, and $545 for insurance premiums paid by the bank.
(4) This number represents $1,856 in 401(k) contributions, $4,598 in employee stock ownership contribution, and $521 for insurance premiums paid by the bank.
(5)     This number represents $419 for insurance premiums paid by the bank.
(6) This number represents a signing bonus of 1,000 shares of Midwest Federal Financial Corp. Common Stock with a market value of $9,500.00

         The following table sets forth information regarding the fiscal year-end values of unexercised stock options held by the named executive officer.

                      Fiscal Year-End Stock Option Values

                                                        NUMBER OF SECURITIES
                                                       UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED
                                                      STOCK OPTIONS AT FISCAL        IN-THE-MONEY STOCK OPTIONS
                                                            YEAR END (#)              AT FISCAL YEAR END ($)(1)
                                                   ------------------------------  -------------------------------
                            SHARES       VALUE
                         ACQUIRED ON    REALIZED
          NAME           EXERCISE (#)     ($)      EXERCISABLE     UNEXERCISABLE    EXERCISABLE     UNEXERCISABLE
          ----           -----------    --------   -----------     -------------    -----------     -------------
      Gary E. Wegner        40,500       XXXXX        14,250             0            204,625             0

------------------

(1) This amount represents the difference between the exercise price and the market value of one share of the Corporation's Common Stock on December 31, 1996, times the number of shares.

         EMPLOYMENT AGREEMENTS.   The Corporation and the Bank (collectively
the "Employers") are parties to a three-year employment agreement with Messrs. Gary E. Wegner and Melvin Bindl. Under these agreements, Mr. Wegner's 1997 salary level is $117,800 and Mr. Bindl's 1997 salary level is $66,000, which will be paid by the Bank and may be increased at the discretion of the Board of Directors or an authorized committee of the Board. Messrs. Wegner's and Bindl's salaries may not be decreased during the term of employment agreement without their prior written consent. On each anniversary of the commencement date of the agreements, the term of the agreements may be extended by action of the Board of Directors for an additional year unless a notice of termination of the agreement is given. The agreements are terminable by the Employers for just cause at any time or in certain events specified by Office of Thrift Supervision ("OTS") regulations.

         The employment agreements provide for severance payments and other benefits in the event of involuntary termination of employment in connection with any change in control of the Corporation. Severance payments also will be provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, officers are assigned duties inconsistent with their positions, duties, responsibilities and status immediately prior to such change in control. The term "change in control" is defined in the agreement as, among other things, any time during the period of employment when a change of control is deemed to have occurred under OTS or a change in the composition of a majority of the Board of Directors of the Corporation occurs.

         The severance payments from the Employers will equal 2.99 times the average annual compensation during the then preceding five years. Such amount will be paid within five business days following the termination of employment, unless Messrs. Wegner and Bindl elect to receive equal monthly installments over a three-year period. Section 280G of the Internal Revenue Code of 1986, as amended, states that severance payments which equal or exceed three times the base compensation of the individual are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the Employers are not entitled to deduct the amount of such excess payments. The employment agreements provide that if the severance payments to Messrs. Wegner and Bindl constitute parachute payments in the opinion of counsel to the Employers, then Messr. Wegner and Bindl may elect to receive the maximum amount of severance payments that can be paid without constituting excess parachute payments, or if Messrs. Wegner and Bindl did not make such election, then the Employer shall pay a lump sum cash payment equal to 2.99 times the base compensation.

         The agreements restrict Messrs. Wegner's and Bindl's right to compete against the Employers for a period of three years from the date of termination of their employment if they voluntarily terminate their employment, except in the event of a change in control, or if the Employers terminate their employment for cause.


                          TRANSACTIONS WITH MANAGEMENT

         Effective with the passage of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, officers and directors of the Bank are prohibited from receiving any loan or extension of credit at other than market rates and terms. The Bank adopted a policy effective on the date of such legislation to discontinue granting preferred loans to directors and officers. Beginning January 1, 1990, directors, officers and employees no longer receive any loans on preferred terms. The terms of existing loans will not change, as allowed by the legislation. At December 31, 1996 no loans outstanding to directors, officers and employees were on preferred terms.

             PROPOSAL NO. 2 -- APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

         The Board of Directors unanimous vote adopted resolutions approving and recommending that the shareholders adopt an amendment to Article VI of the Corporation's Articles of Incorporation (the Articles") to increase its total authorized capital stock from 4,000,000 to 10,000,000 shares and its authorized common stock from 3,000,000 to 9,000,000 shares. The rights and limitations of the Common Stock would remain unchanged under the amendment. The Common Stock does not have preemptive rights. The Corporation's Articles also authorize 1,000,000 shares of serial preferred stock, $.01 per value per share. At February 28, 1997, the Corporation did not have any shares of preferred stock outstanding.

         In recent years, the Corporation has declared several stock splits in the form of stock dividends. A 2 for 1 stock split effected in the form of a dividend was executed in May 1996 and a 3 for 2 stock split effected in the form of a dividend was executed in May 1995.

         It is felt that stock splits are beneficial to the shareholders of Midwest Federal Financial Corp. because stock splits create more shares and thereby create more liquidity. Midwest Federal has been rather thinly traded since going public with 690,000 shares in July of 1992. The stock splits have brought the total shares outstanding to over $1.6 million.

         Another advantage of the stock splits is that it has kept the price of the stock in the $10 to $20 range, an area very affordable to the average prospective shareholder and in a range where many banks similar to Midwest's size trade.

         Each of these stock dividends increased the Corporation's outstanding shares of Common Stock, while concurrently reducing the number of authorized shares of Common Stock available for future issuance. At February 28, 1997, the Corporation had 1,621,629 shares of Common Stock issued and outstanding. Thus, as of that date, the Corporation had 1,378,371 shares of authorized Common Stock that were not issued.

         The proposed increase in the authorized Common Stock has been recommended by the Board of Directors to assure that an adequate supply of authorized but unissued shares is available to provide the Corporation with additional Common Stock for (i) general corporate needs, such as future stock dividends or stock splits, (ii) raising additional capital to finance the operations of the Corporation, (iii) facilitating the acquisition of other financial institutions and (iv) providing for future equity-based compensation for the Corporation's employees and directors. There currently are no plans or arrangements relating to the issuance of any of the additional shares of Common Stock proposed to authorized other than pursuant to the reservation of 160,000 shares of Common Stock under the Midwest Federal Financial Corp. 1997 Nonqualified Stock Option Plan which became effective on January 21, 1997.

         All of the additional shares of authorized Common Stock would be available for issuance without any further action by the shareholders, unless required by the Articles, the Corporation's bylaws or applicable law. Although the Board of Directors has no present intention of doing so, authorized but unissued shares of Common Stock (or shares of Common Stock held as treasury shares) could be issued, subject to applicable law and regulatory requirements in one or more transactions that would make a takeover of the Corporation more difficult. Issuances of Common Stock by their very nature dilute the voting power of already outstanding stock and can, depending upon their issuance price, dilute the economic value of outstanding stock as well.

         The increase in authorized shares of Common Stock has not been proposed for an antitakeover-related purpose, and the Board of Directors and management have no knowledge of any current efforts to obtain control of the Corporation. Moreover, the Board of Directors believes that the effect of available authorized shares as an antitakeover device is limited by the Board's duties with respect to the terms on which shares would be issued in connection with an anticipated or proposed takeover transaction.

         If the amendment to the Articles is adopted, the first sentence of the first paragraph of Article VI of the Articles will be amended to read as follows:

         "The total number of shares of all classes of the capital stock which the Corporation has authority to issue is 10,000,000 of which 9,000,000 shall be common stock, $.01 par value per share, and 1,000,000 shall be serial preferred stock, $.01 par value per share."

         The affirmative vote of a majority of the total votes eligible to be cast at the Meeting will be required for adoption of the proposed amendment. All of the Corporation's directors have expressed their intent to vote for the proposal.
         The Board of Directors unanimously recommends that shareholders vote FOR the proposed increase in the authorized capital stock. Proxies received by the Board of Directors will be voted for such proposal unless shareholders specify a contrary choice in their proxies.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

                 Based solely on a review of copies of Forms 3, 4 and 5 beneficial ownership reports and amendments thereto furnished to the Corporation, the Corporation believes that its directors, officers and greater than 10% stockholders complied with all applicable requirements of Section 16(a) of the Exchange Act during the fiscal year ended December 31, 1996.

                                    AUDITORS

                 McGladrey & Pullen, LLP, Independent Public Accountants, was the corporation's auditors for fiscal year 1996. The corporation has engaged McGladrey & Pullen, LLP, as the Independent Public Accountants for fiscal 1997.

                                 OTHER MATTERS

        The Board of Directors of the Corporation is not aware of any business to come before the Meeting other than the matter described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

                              FINANCIAL STATEMENTS

        The Corporation's Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on February 28, 1997. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Corporation at 1159 Eighth Street, P.O. Box 450, Baraboo,Wisconsin 53913-0450. Such Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

                                 MISCELLANEOUS

        The cost of solicitation of proxies will be borne by the Corporation. In addition to solicitations by mail, directors, officers and regular employees of the Corporation may solicit proxies personally or by telegraph or telephone without additional compensation.

                             STOCKHOLDER PROPOSALS

        In order to be eligible for inclusion in the Corporation's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation's main office at 1159 Eighth Street, P.O. Box 450, Baraboo, Wisconsin 53913-0450, no later than November 21, 1997. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              NANCY L. BILZ
                                              SECRETARY

Baraboo, Wisconsin
March 21, 1997

                                  FORM 10-KSB
A COPY OF THE FORM 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO NANCY L. BILZ, SECRETARY, MIDWEST FEDERAL FINANCIAL CORP., 1159 EIGHTH STREET, P.O. BOX 450, BARABOO, WISCONSIN 53913-0450.